Citizens South Banking Corporation
                              245 West Main Avenue
                         Gastonia, North Carolina 28053
                                 (704) 868-5200

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held On September 25, 2002

         Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Citizens South Banking Corporation (the "Company") will be held at The City Club of Gastonia, 532 South New Hope Road, Gastonia, North Carolina, at 10:30 a.m., North Carolina time, on September 25, 2002. As of the date hereof, the Company owns 100% of the common stock of Citizens South Bank (the "Bank") and is majority-owned by Citizens South Holdings, MHC (the "Mutual Holding Company").

         A Proxy Statement and Proxy Card for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

1. A plan of conversion and reorganization (the "Plan") pursuant to which the Mutual Holding Company will be merged into the Bank, and the Company will be succeeded by a new Delaware corporation with the same name as the Company which has been established for the purpose of completing the conversion. As described in enclosed material, the rights of stockholders of the new Delaware corporation will be less than the rights stockholders currently have. The differences in stockholder rights include the following: (i) approval by at least 80% of the outstanding shares required to remove a director for cause; (ii) the inability of stockholders to call special meetings; (iii) greater lead time required for stockholders to submit stockholder proposals; (iv) approval by at least 80% of outstanding shares required to amend the certificate of incorporation and bylaws; (v) a residency requirement for directors; and (vi) approval by at least 80% of outstanding shares required to approve business combinations involving an interested stockholder. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's ownership interest in the Company will be offered for sale in a subscription and community offering. Common stock of the Company currently held by public stockholders will be converted into new shares pursuant to an exchange ratio that will ensure that stockholders at the time of the conversion will own the same percentage of Citizens South Banking Corporation after the conversion as was held immediately prior thereto, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on August 1, 2002 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                                              By Order of the Board of Directors

                                              /s/ Paul L. Teem, Jr.

                                              Paul L. Teem, Jr.
                                              Corporate Secretary
Gastonia, North Carolina
August 14, 2002


     IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                              QUESTIONS AND ANSWERS
             FOR STOCKHOLDERS OF CITIZENS SOUTH BANKING CORPORATION

You should read this document and the accompanying prospectus (which includes a detailed index) for more information about the conversion and reorganization. The plan of conversion and reorganization described herein has been conditionally approved by our regulators.

Q.       WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

A. Citizens South Banking Corporation stockholders as of August 1, 2002 are asked to vote on the plan of conversion and reorganization. Pursuant to the plan, Citizens South Holdings, MHC will convert from the mutual holding company form to the stock form of organization (the "Conversion") and as part of the Conversion, we will offer for sale Citizens South Holdings, MHC's ownership interest in Citizens South Banking Corporation.

Q.       WHAT ARE REASONS FOR THE MUTUAL-TO-STOCK CONVERSION AND RELATED
         OFFERING?

A. The primary reasons for the conversion are to facilitate acquisitions of other financial institutions, support internal growth through lending, improve our overall competitive position and enhance stockholder returns. The additional capital raised in the conversion will also support increased lending, expansion of our retail banking franchise, and introduction of new products and services.

Q. WHAT WILL STOCKHOLDERS RECEIVE FOR THEIR EXISTING CITIZENS SOUTH BANKING CORPORATION SHARES?

A. As more fully described in the prospectus section entitled "The Conversion," depending on the number of shares sold in the offering, each share of common stock that you own upon completion of the Conversion will be exchanged for between 1.3838 new shares at the minimum and 2.1530 new shares at the maximum of the offering range (though cash will be paid in lieu of fractional shares).

Q. WHY WILL THE SHARES THAT I RECEIVE BE BASED ON A PRICE OF $10.00 PER SHARE RATHER THAN THE TRADING PRICE OF THE COMMON STOCK PRIOR TO THE CONVERSION?

A. The Board of Directors of Citizens South Banking Corporation selected a price of $10.00 per share for the stock offered for sale because it is a commonly selected per share price for mutual-to-stock conversions. The number of new shares you receive for your existing Citizens South Banking Corporation shares does not depend on the market price of Citizens South Banking Corporation common stock. It will depend on the number of shares sold in the offering, which will in turn depend on the final independent appraisal of the pro forma market value of Citizens South Banking Corporation, assuming completion of the Conversion and offering. The result will be that each existing stockholder will own the same percentage of Citizens South Banking Corporation after the Conversion as was held just prior thereto, exclusive of (i) any shares purchased by the stockholder in the offering and (ii) cash received in lieu of fractional shares.

Q.       SHOULD I SUBMIT MY STOCK CERTIFICATES NOW?

A. No. If you hold your stock certificate(s), instructions for exchanging the shares will be sent to you after completion of the Conversion. If your shares are held in "street name," rather than in certificate form, the share exchange will occur automatically upon completion of the Conversion.

Q.       WILL MY DIVIDENDS DECREASE?

A. No. Citizens South Banking Corporation currently pays a quarterly dividend of $0.08 per share (or $0.32 per share annualized). The number of new stock shares that will be issued to you will be different from the number that you currently own. However, the per share dividend for these new shares will be adjusted to ensure that

                                       (i)
         your aggregate dividends do not decrease. For example, if 1.6280 new shares are issued for each Citizens South Banking Corporation share owned at the conclusion of the Conversion, the quarterly dividend per share will be $0.05. Of course, there is no assurance that the Board of Directors will not change the dividend policy in the future or eliminate dividends.

Q. IF MY SHARES ARE HELD IN STREET NAME, WILL MY BROKER AUTOMATICALLY VOTE ON MY BEHALF?

A. No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, using the directions that your broker provides to you.

Q.       WHAT IF I DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER?

A. Your vote is important. If you do not instruct your broker to vote your shares, the unvoted proxy will have the same effect as a vote against the plan of conversion and reorganization.

Q. MAY I PLACE AN ORDER TO PURCHASE SHARES IN THE OFFERING, IN ADDITION TO THE SHARES THAT I WILL RECEIVE IN THE EXCHANGE?

A. Yes. Eligible Citizens South Bank and Citizens Bank, Inc. depositors have priority subscription rights allowing them to purchase common stock in the subscription offering. Shares not purchased in the subscription offering may be available for sale to the public in a community offering, as fully described in the prospectus. Citizens South Banking Corporation stockholders as of August 1, 2002 have a preference in the community offering. If you hold your stock certificate(s), you were mailed a stock order form and order reply envelope with this document. If you hold your shares in street name with a broker, you must call the stock information center if you would like to receive a stock order form. The telephone number is (704) 868-2185.




                                Other Questions?

For answers to other questions, please read the Proxy Statement and the prospectus, which includes a Questions and Answers section. Questions about the offering or voting may be directed to the stock information center by calling
(704) 868-2185, Monday through Friday, from 9:00 a.m. and 5:00 p.m., North Carolina time.


                                      (ii)

                                 PROXY STATEMENT
                                       of
                       CITIZENS SOUTH BANKING CORPORATION
                              245 West Main Avenue
                         Gastonia, North Carolina 28053
                                 (704) 868-5200

                         SPECIAL MEETING OF STOCKHOLDERS

                               September 25, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Citizens South Banking Corporation (the "Company"), to be used at the Special Meeting of Stockholders of the Company (the "Meeting"), which will be held at The City Club of Gastonia, 532 South New Hope Road, Gastonia, North Carolina, on September 25, 2002 at 10:30 a.m., North Carolina time, and all adjournments thereof. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about August 23, 2002.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your Proxy in order for your vote to be counted. Where no instructions are indicated, proxies, if signed, will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Holders of record of the Company's common stock at the close of business on August 1, 2002 (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were 4,209,434 shares of common stock issued and outstanding, 2,457,007 of which were held by Citizens South Holdings, MHC (the "Mutual Holding Company"), and 1,752,427 of which were held by stockholders other than the Mutual Holding Company ("Public Stockholders"). The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

         Pursuant to Office of Thrift Supervision ("OTS") regulations and the plan of conversion and reorganization (the "Plan"), completion of the conversion of Citizens South Holdings, MHC from the mutual to the stock form of organization (the "Conversion") is subject to the approval of the Plan by the OTS and by a majority of the total votes eligible to be cast by members of the Mutual Holding Company (i.e., depositors of Citizens South Bank (the "Bank")). In addition, the transactions incident to the Conversion and the Plan must be approved by at least two-thirds of the outstanding shares of common stock, and a majority of votes cast by Public Stockholders. With respect to the required affirmative vote of at least two-thirds of the outstanding shares of common stock, abstentions and broker non-votes will have the effect of a vote against the Plan. With respect to the required affirmative vote by a majority of votes cast by stockholders other than the Mutual Holding Company, broker non-votes will be considered as shares not voted. No proxy that is voted against approval of the Plan will be voted in favor of adjournment to further solicit proxies. Management believes that the Mutual Holding Company will vote all of its shares to approve the Plan.

--------------------------------------------------------------------------------
        PROPOSAL I--APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION
--------------------------------------------------------------------------------

         In addition to this Proxy Statement, you have received as part of this mailing a Prospectus that describes the Company, the Conversion and related offering. The Prospectus is incorporated by reference into this Proxy Statement. Therefore, you should carefully read the Prospectus prior to voting on the proposal to be presented at the Meeting. Details of the Conversion are addressed in the Prospectus sections entitled "Summary" and "The Conversion."

         Following the Conversion, the Mutual Holding Company will cease to exist and therefore will no longer control a majority of the issued and outstanding shares of Citizens South Banking Corporation. Existing Public Stockholders of the Company, a federal corporation, will become stockholders of Citizens South Banking Corporation, a Delaware corporation. The rights of stockholders of the new Delaware corporation will be less than the rights stockholders currently have. The differences in stockholder rights under the Delaware certificate of incorporation and bylaws are not mandated by Delaware law but have been chosen by management in being in the best interests of the newly-formed corporation and all of its stockholders.

         The material differences are as follows:

1. Approval by at Least 80% of Outstanding Shares Required to Remove a Director for Cause. Under the current federal bylaws, any director may be removed for cause by the holders of a majority of the outstanding voting shares. Citizens South Banking Corporation's Delaware certificate of incorporation provides that any director may be removed for cause by the holders of at least 80% of the outstanding voting shares of Citizens South Banking Corporation.

2. Inability of Stockholders to Call Special Meetings. Special meetings of the Company's current stockholders may be called by the holders of not less than one-tenth of the outstanding capital stock entitled to vote at the meeting. Citizens South Banking Corporation's Delaware certificate of incorporation provides that special meetings of the stockholders of Citizens South Banking Corporation may be called only by a majority vote of the total authorized directors.

3. Greater Lead Time Required for Stockholders to Submit Stockholder Proposals. The Company's current stockholders must submit nominations for election of directors at an annual meeting of stockholders and any new business to be taken up at such a meeting by filing the proposal in writing with Citizens South Banking Corporation at least five days before the date of any such meeting. Citizens South Banking Corporation's Delaware bylaws generally provide, however, that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to Citizens South Banking Corporation at least 90 days prior to the anniversary date of the mailing of proxy materials in connection with the immediately preceding annual meeting of stockholders.

4. Approval by at Least 80% of Outstanding Shares to Amend the Certificate of Incorporation and Bylaws. No amendment of the current federal stock charter may be made unless it is first proposed by the Board of Directors of the Company, then preliminarily approved by the OTS, and thereafter approved by the holders of a majority of the total votes eligible to be cast at a legal meeting. Citizens South Banking Corporation's Delaware certificate of incorporation may be amended by the vote of the holders of a majority of the outstanding shares of Citizens South Banking Corporation common stock, except that the provisions of the certificate of incorporation governing the calling of meetings of stockholders and the prohibition of action by written consent of stockholders, stockholder nominations and proposals, limitations on voting rights of 10% stockholders, the number and staggered terms of directors, vacancies on the Board of Directors and removal of directors, approval of certain business combinations, indemnification of officers and directors, and the manner of amending the certificate of incorporation and bylaws, may not be repealed, altered, amended or rescinded except by the vote of the holders of at least 80% of the outstanding shares of Citizens South Banking Corporation.

         The Company's federal bylaws may be amended by a majority vote of the full Board of Directors of the Company or by a majority vote of the votes cast by the stockholders of the Company at any legal meeting. Citizens South Banking Corporation's Delaware bylaws may only be amended by a majority vote of the Board of Directors of Citizens South Banking Corporation or by the holders of at least 80% of the outstanding stock of Citizens South Banking Corporation.

5. Residency Requirement for Directors. Citizens South Banking Corporation's Delaware bylaws provide that only persons who reside or work in a county in which Citizens South Bank maintains an office or in a county contiguous to a county in which Citizens South Bank maintains an office will be qualified to be appointed or elected to the Board of Directors of Citizens South Banking Corporation. The Company's federal bylaws have no similar provision.

6. Approval by at Least 80% of Outstanding Shares Will be Required to Approve Business Combinations Involving an Interested Stockholder. Citizens South Banking Corporation's Delaware certificate of incorporation requires the approval of the holders of at least 80% of Citizens South Banking Corporation's outstanding shares of voting stock to approve certain "Business Combinations" involving an "Interested Stockholder" except where (i) the proposed transaction has been approved by two-thirds of the members of the Board of Directors who are unaffiliated with the Interested Stockholder and who were directors prior to the time when the Interested Stockholder became an Interested Stockholder, or (ii) certain "fair price" provisions are complied with. The term "Interested Stockholder" includes any individual, corporation, partnership or other entity, other than Citizens South Banking Corporation or its subsidiary, which owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of voting stock of Citizens South Banking Corporation or an affiliate of such person or entity. The Company's federal bylaws have no similar provision.

         The Company's Board of Directors believes that the provisions described above are prudent and will reduce its vulnerability to takeover attempts and certain other transactions that have not been negotiated with and approved by its Board of Directors. These provisions will also assist Citizens South Banking Corporation in the orderly deployment of the Conversion proceeds into productive assets during the initial period after the Conversion. The Board of Directors believes these provisions are in the best interests of the Company and its stockholders. The Board of Directors believes that it will be in the best position to determine the true value of Citizens South Banking Corporation and to negotiate more effectively for what may be in the best interests of its stockholders. Accordingly, the Board of Directors believes that it is in the best interests of Citizens South Banking Corporation and its stockholders to encourage potential acquirers to negotiate directly with the Board of Directors of Citizens South Banking Corporation and that these provisions will encourage such negotiations and discourage hostile takeover attempts. It is also the view of the Board of Directors that these provisions should not discourage persons from proposing a merger or other transaction at a price reflective of the true value of Citizens South Banking Corporation and that is in the best interests of all stockholders.

         Takeover attempts that have not been negotiated with and approved by the Board of Directors present the risk of a takeover on terms that may be less favorable than might otherwise be available. A transaction that is negotiated and approved by the Board of Directors, on the other hand, can be carefully planned and undertaken at an opportune time in order to obtain maximum value of Citizens South Banking Corporation for its stockholders, with due consideration given to matters such as the management and business of the acquiring corporation and maximum strategic development of Citizens South Banking Corporation's assets.

         Although a tender offer or other takeover attempt may be made at a price substantially above the current market price, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, stockholders may be presented with the alternative of partially liquidating their investment at a time that may be disadvantageous, or retaining their investment in an enterprise that is under different management and whose objectives may not be similar to those of the remaining stockholders.

         Despite the Board of Directors' belief as to the benefits to stockholders of these provisions of Citizens South Banking Corporation's Delaware certificate of incorporation and bylaws, these provisions may also have the effect of discouraging a future takeover attempt that would not be approved by the Board of Directors, but pursuant to which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have any opportunity to do so. Such provisions will also make it more difficult to remove our Board of Directors and management. The Board of Directors, however, has concluded that the potential benefits outweigh the possible disadvantages.

         See "Comparison Of Stockholders' Rights," beginning on page 103 of the enclosed Prospectus, for a complete discussion of the material differences to stockholders.

                        DISSENTERS' AND APPRAISAL RIGHTS

         Under OTS regulations, Public Stockholders will not have dissenters' rights or appraisal rights in connection with the exchange of their common stock for shares of common stock of Citizens South Banking Corporation pursuant to the exchange ratio described in the Prospectus.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

         The Plan sets forth the terms, conditions, and provisions of the proposed Conversion. The Certificate of Incorporation and Bylaws of the new
Delaware corporation are exhibits to the Plan. If you would like to receive an additional copy of the Prospectus, or a copy of the Plan and the Certificate of Incorporation and Bylaws of the new Delaware corporation, you must request such materials in writing, addressed to the Secretary of the new Delaware corporation at the address given above. Such requests must be received by the Company no later than September 13, 2002. If the Company does not receive your request by such date, you will not be entitled to have such materials mailed to you.

         To the extent necessary to permit approval of the Plan, proxies may be solicited by officers, directors, or regular employees of the Company and/or the Bank, in person, by telephone, or through other forms of communication and, if necessary, the Meeting may be adjourned to a later date. Such persons will be reimbursed by the Company and/or the Bank for their reasonable out-of-pocket expenses, including, but not limited to, telephone and postage expenses incurred in connection with such solicitation. The Company and/or the Bank have not retained a proxy solicitation firm to provide advisory services in connection with the solicitation of proxies. The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

YOUR VOTE IS IMPORTANT! THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PLAN.

THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES IN THE OFFERING. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                                          BY THE ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Paul L. Teem, Jr.

                                          Paul L. Teem, Jr.
                                          Corporate Secretary
Gastonia, North Carolina
August 14, 2002

                                 REVOCABLE PROXY



                       CITIZENS SOUTH BANKING CORPORATION
                         SPECIAL MEETING OF STOCKHOLDERS
                               September __, 2002

         The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Citizens South Banking Corporation (the "Company") which the undersigned is entitled to vote at a Special Meeting of Stockholders ("Meeting") to be held at the City Club of Gastonia, Gastonia, North Carolina, at __:__ _.m., North Carolina Time, on September __, 2002. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                     FOR     AGAINST    ABSTAIN

1.    A  plan  of  conversion  and  reorganization   |_|       |_|        |_|
      pursuant to which Citizens  South  Holdings,
      MHC will be merged into Citizens South Bank,
      and the Company  will be  succeeded by a new
      Delaware  corporation  with the same name as
      the Company which has been  established  for
      the purpose of completing the conversion and
      reorganization. As described in the enclosed
      material,  the rights of stockholders of the
      new Delaware  corporation  will be less than
      the rights stockholders  currently have. The
      differences  in  stockholder  rights include
      the following:  (i) approval by at least 80%
      of outstanding  shares  required to remove a
      director  for cause;  (ii) the  inability of
      stockholders to call special meetings; (iii)
      greater lead time required for  stockholders
      to  submit   stockholder   proposals;   (iv)
      approval  by at  least  80%  of  outstanding
      shares   to   amend   the   Certificate   of
      Incorporation  and  Bylaws;  (v) a residency
      requirement for directors;  (vi) approval by
      at  least  80%  of  outstanding   shares  to
      approve business  combinations  involving an
      interested  stockholder.   As  part  of  the
      conversion,    shares   of   common    stock
      representing  the Citizens  South  Holdings,
      MHC's ownership interest in the Company will
      be offered  for sale in a  subscription  and
      community  offering.  Common  stock  of  the
      Company    currently    held    by    public
      stockholders will be converted into new shares pursuant to an exchange ratio that will ensure that stockholders at the time of the conversion will own the same percentage of Citizens South Banking Corporation after the conversion as was held immediately prior thereto, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares.

The Board of Directors recommends a vote "FOR" the listed proposal.

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IF SIGNED,  THIS PROXY WILL BE VOTED AS  DIRECTED,  BUT IF NO  INSTRUCTIONS  ARE
SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE PROPOSITION STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting.



Dated: _________________, 2002


-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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        Please complete, date and sign this proxy and return it promptly in the enclosed postage-paid envelope.
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